UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2010

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This current report on Form 8-K (this “Report”) is being filed to update the financial statements of Radiant Systems, Inc. (the “Company”) to reflect the Company’s new and reorganized reportable business segments and the impact of such changes upon the financial statements and the related notes as originally reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Form 10-K”). We are also updating certain other items in the Form 10-K to conform to the current segment reporting requirements.

Effective January 1, 2010, we reorganized our business to better reflect our management structure and revenue streams as well as to better identify the operational and geographic scope of our segments. The change resulted in three reportable segments: (1) Hospitality-Americas, (2) Retail & Entertainment-Americas and (3) International. Prior to this change our reportable segments were Hospitality and Retail. The Hospitality-Americas segment focuses on providing integrated technology solutions that meet the needs of a wide variety of restaurant businesses in North and South America. Across the hospitality industry, we have multiple product lines that support the needs of fast food, delivery, quick service and table service restaurants. Our Retail & Entertainment-Americas segment provides store and office-oriented technologies for the automation of retail businesses in North and South America spanning from specialized retailers to large convenience store chains and point-of-sale solutions for entertainment venues including movie theaters, stadiums and arenas. The International segment includes our foreign operations outside of the Company’s other two segments and primarily focuses on restaurants and petroleum and convenience retailers.

In this Form 8-K, we are providing prior-period reclassified segment information resulting from these organizational changes. The Company’s consolidated financial statements covering periods beginning on January 1, 2010 will reflect modifications to our previous reportable segments resulting from this reorganization, including reclassification of all comparative prior period segment information.

Accordingly, the exhibits to this Report include the following items of Form 10-K, which have been updated to conform to the current segment reporting:

Exhibit 99.1 — Item 1: Business

Exhibit 99.2 — Item 1A: Risk Factors

Exhibit 99.3 — Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.4 — Item 8: Financial Statements and Supplementary Data

The information in this Report is deemed incorporated by reference into our registration statements filed under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP

The following exhibits filed with this Report and incorporated herein by reference update and supersede only those portions of our Annual Report on Form 10-K that are most affected by our recent segment reorganization.

All other information in our quarterly reports and the Form 10-K has not been updated for events or developments that occurred subsequent to the filing of the Form 10-K with the U.S. Securities and Exchange Commission. For developments since the filing of the Form 10-K, please refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 and the Company’s Forms 8-K filed since the filing of the Form 10-K. The information in this Report, including the exhibits, should be read in conjunction with the Form 10-K and subsequent SEC filings.

99.1	Item 1: Business

99.2	Item 1A: Risk Factors

99.3	Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Item 8: Financial Statements and Supplementary Data

Caution Regarding Forward-Looking Statements

This current report on Form 8-K of Radiant Systems, Inc. and its subsidiaries (“Radiant,” “Company,” “we,” “us,” or “our”) contains forward-looking statements. All statements in this current report on Form 8-K, including those made by the management of Radiant, other than statements of historical fact, are forward-looking statements. Examples of forward-looking statements include statements regarding Radiant’s future financial results, operating results, business strategies, projected costs, products, competitive positions, management’s plans and objectives for future operations, and industry trends. These forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. Forward-looking statements may contain words such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and “continue,” the negative of these terms, or other comparable terminology. Any expectations based on these forward-looking statements are subject to risks and uncertainties and other important factors, including those discussed in this report, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Other risks and uncertainties are disclosed in Radiant’s prior Securities and Exchange Commission (“SEC”) filings. These and many other factors could affect Radiant’s future financial condition and operating results and could cause actual results to differ materially from expectations based on forward-looking statements made in this document or elsewhere by Radiant or on its behalf. Radiant undertakes no obligation to revise or update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ MARK E. HAIDET
Name:	Mark E. Haidet
Title:	Chief Financial Officer

Dated: June 25, 2010

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